EXHIBIT 32.1

Certification of the Chief Executive Officer of

HORIZON BANCORPORATION, INC.

Pursuant to 18 U.S.C. Section 1350
(Adopted by Section 906 of the Sarbanes-Oxley Act of 2002)

     The undersigned Chief Executive Officer of Horizon Bancorporation, Inc., hereby certifies that:

  Horizon Bancorporation, Inc.'s Quarterly Report on Form 10-QSB for the period ended March 31, 2005, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Horizon Bancorporation, Inc.'

/S/ Charles S. Conoley
Charles S. Conoley,
President and Chief Executive Officer
May 6, 2005